-------------------------------------------------------------------------------
                                      THE
                                    TURKISH
                                   INVESTMENT
                                   FUND, INC.
-------------------------------------------------------------------------------





                              FIRST QUARTER REPORT
                                JANUARY 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                        THE TURKISH INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin Conkey
Assistant Treasurer
-------------------------------------------------------------------------------
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INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
-------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
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-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the three months ended January 31, 2000, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 140.10% compared to 121.96% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period from the Fund's commencement of operations on December 5, 1989 through January 31, 2000, the Fund's total return, based on net asset value per share, was 136.62% compared to 207.32% for the Index. On January 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $18 1/ 2, representing an 18.9% discount to the Fund's net asset value per share.


The Fund's strong performance for the three months ended January 31, 2000 was driven by good stock selection and overweight positions in the beverage, media, multi-industry and telecommunications sectors. Notable contributors to performance included Ege Biracilik, the largest brewery in Turkey, Netas, a producer of telecommunications equipment, and conglomerates Dogan Yayin Holdings and Dogan Holdings. These companies are well positioned to benefit from lower interest rates and consumer recovery in Turkey. The Turkish government recognizes the importance of proceeding with anticipated privatization plans, and we believe Netas will be a natural beneficiary of the expected auction of two cellular licenses in 2000, as it will be bidding in the tender process for the roll out of the networks for the cellular companies.

After years of high inflation, large budget deficits and macroeconomic instability, Turkey began the year 2000 by launching a landmark structural adjustment program that revolves around a $4 billion IMF stand-by agreement. The key goal of the adjustment program, which was formally approved by the IMF in December 1999, is to reduce inflation and reverse the country's recurrent fiscal imbalances. To be successful, the government must make tough fiscal adjustments, continue its program of structural reform, and implement a new exchange rate regime. Since taking office last year, Turkey's government has demonstrated unprecedented commitment to the successful implementation of structural adjustment, despite adverse shocks such as the massive earthquake that struck the country in August. Through a Parliamentary majority, the ruling three party coalition has passed critical reform bills, such as social security and international arbitration, and is now turning to the implementation of the dis-inflation program. Moreover, the European Union (EU) formally offered candidacy to Turkey for membership in the EU during the Helsinki summit in December of last year. Closer ties with Western Europe will likely provide a long-term anchor for political and economic developments, improve the business environment and lead to higher foreign direct investment. A combination of faith in the ability of the current government to implement the IMF stabilization program, leading to permanently lower interest rates, coupled with significantly improved international relations, led to a continuation of the re-rating of the market. For the 12 months ended January 2000, the Turkish market, as measured by the Index, rallied over 280%.

The key driver of the market's phenomenal performance has been the sharp fall in nominal interest rates. Rates have declined from around 95% in August 1999 to 35% in the January 19, 2000 14-month government bond auction. Initially, the fall in interest rates came in the relatively long end of Turkish government paper, but following the announcement of the Turkish Central Bank's plan to adopt a new currency regime in the new year, short term rates also fell. During the end of 1999, the Central Bank devalued the currency by around 5% a month. Starting in January, the Central Bank is allowing the currency to devalue by only 2.1% each month in the first quarter, 1.7% per month in the second quarter, 1.1% per month in the third quarter and 0.7% per month in the fourth quarter. Thus, unlike in the past when the rate of devaluation mirrored inflation, the new exchange rate will be known well ahead of time. The slower devaluation rate will lead to lower imported inflation, allowing the government to set an aggressive year-end 2000 inflation target of 25% for CPI, which would be the best performance in many years.

After four quarters of negative real GDP growth, the Turkish economy started to recover during the end of 1999. The devastating August earthquake caused some disruptions and a short-lived contraction in demand, but economic activity is rebounding sharply. Industrial capacity utilization rates rose to 76% in December 1999, up from 71% the month before. GDP will contract by around 4% for all of 1999, and should rebound to a 5% growth level during 2000. Going forward, stronger growth should be driven by a combination of sharply lower interest rates and a pick up in export growth. Lower interest rates should trigger a boom in private consumption as investors switch out of fixed income instruments and consumer credit becomes available. While trade with countries in the former Soviet Union continues to be sluggish, an upturn in demand from the EU and improving global economic growth is bolstering Turkey's export performance.

In the near-term, the market will closely scrutinize the performance of inflation. The benefits of the government's dis-inflation program will take a few months to noticeably impact inflation and there is a risk that market participants may become impatient. January's inflation figures came in higher than most expectations, but it was driven in part by several one-time factors. The new currency devaluation rate should strongly impact inflation, but with a lag. Turkey's government remains committed to year-end inflation targets of 20% and 25% for WPI and CPI, respectively. Meanwhile, Turkey has renewed its privatization process and several large scale privatizations are scheduled for early 2000, such as the sale of two GSM (cellular) licenses and a majority stake in Petrol Ofisi, the petroleum distribution company. Not only is privatization an important source of revenue for government coffers, but it also improves sentiment.

Turkey's coalition government has evidenced a strong commitment to structural reforms, with the hope of reducing inflation and interest rates. Although there could be delays in implementing planned privatizations, we believe the government will continue to take the requisite steps according to its program with the IMF. We expect the second tranche of the IMF loan to be disbursed in March. We will continue to focus on those companies which are attractively valued and possess good earnings visibility, and which stand to benefit from a declining inflation and interest rate environment.



Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


February 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




-------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Turkish Investment Fund, Inc.
Investment Summary as of January 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL                                                             TOTAL RETURN (%)
INFORMATION                                  ---------------------------------------------------------------------
                                               MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (3)
                                             ---------------------   ---------------------   ---------------------
                                                           AVERAGE                 AVERAGE                 AVERAGE
                                             CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL    CUMULATIVE    ANNUAL
                                             ----------    -------   ----------    -------   ----------    -------
                    FISCAL YEAR TO DATE       126.28%          --      140.10%         --     121.96%          --
                    ONE YEAR                  306.07       306.07%     320.50      320.50%    283.40        283.40%
                    FIVE YEAR                 285.15        30.96      500.49       43.12     400.00         37.97
                    SINCE INCEPTION*           91.99         6.63      136.62        8.85     207.32         11.69

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
                                   [GRAPH]

                                                      YEARS ENDED OCTOBER 31:                                THREE MONTHS
                                                                                                                 ENDED
                                                                                                              JANUARY 31,
                           1990*    1991     1992     1993     1994     1995    1996    1997    1998     1999    2000
                         -------   ------   ------   ------   ------   ------  ------  ------  ------   ------ ----------
Net Asset Value
   Per Share ............$ 12.78   $ 5.16   $ 4.69   $ 9.41   $ 4.89   $ 5.93  $ 5.57  $ 8.74  $ 4.94   $ 9.52   $22.80
Market Value Per Share   $  9.38   $ 7.00   $ 6.00   $10.38   $ 6.88   $ 5.88  $ 5.38  $ 7.63  $ 4.31   $ 8.19   $18.50
Premium/(Discount) ...... -26.6%    35.7%    27.9%    10.3%    40.7%    -0.8%   -3.5%  -12.7%  -12.8%   -14.0%   -18.9%
Income Dividends ........$  0.03       --   $ 0.07   $ 0.04    $0.12      --   $ 0.12  $ 0.14  $ 0.14   $ 0.12   $ 0.03
Capital Gains
   Distributions ........     --   $ 0.07   $ 0.17       --       --      --      --       --      --       --       --
Fund Total Return (2) ...  14.80%  -59.27%   -6.36%  102.39%  -47.61%  21.27%  -4.09%  60.76%  -42.39%   97.06%  140.10%
Index Total Return (3) ..  93.17%  -64.65%  -21.03%  156.26%  -45.26%  26.48%  -4.24%  87.70%  -50.28%   78.92%  121.96%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*   The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of January 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Short-Term Investment                      (1.1%)
Equity Securities                         (98.9%)

-------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Appliances & Household Durables            (9.8%)
Automobiles                                (4.2%)
Banking                                   (23.3%)
Beverages & Tobacco                        (8.9%)
Broadcasting & Publishing                  (6.8%)
Building Materials & Components            (5.6%)
Business & Public Services                 (4.9%)
Insurance                                  (6.7%)
Merchandising                              (5.8%)
Utilities -- Electrical & Gas              (4.7%)
Other                                     (19.3%)


-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
1.  Yapi Ve Kredi Bankasi                         14.8%
2.  Vestel Elektronik Sanayi Ve Ticaret AS         7.3
3.  Aksigorta AS                                   6.7
4.  Dogan Sirketler Grubu Holding AS               4.9
5.  Turkiye Is Bankasi                             4.9
6.  Dogan Yayin Holding AS                         4.8
7.  Migros Turk TAS                                4.1
8.  Ege Biracilik Ve Malt Sanayii                  3.7
9.  Turkiye Garanti Bankasi                        3.7
10. Netas Northern Electric
      Telekomunikasyon AS                          3.6
                                                  ----
                                                  58.5%
                                                  ----
                                                  ----

INVESTMENTS (UNAUDITED)
----------
JANUARY 31, 2000

                                                                        VALUE
                                                SHARES                  (000)
--------------------------------------------------------------------------------
 TURKISH COMMON STOCKS (98.2%)
  (Unless otherwise noted)
--------------------------------------------------------------------------------
 APPLIANCES & HOUSEHOLD DURABLES (9.8%)
   Arcelik AS                                 56,957,800       U.S.$       3,715
   Vestel Elektronik Sanayi Ve
     Ticaret AS                               36,360,000                  10,882
                                                            --------------------
                                                                          14,597
                                                            --------------------
--------------------------------------------------------------------------------
 AUTOMOBILES (4.2%)
   Ford Otomotiv Sanayi AS                   103,612,000                   5,184
   Tofas Turk Otomobil                        84,500,000                   1,177
     Fabrikasi AS                                           --------------------
                                                                           6,361
                                                            --------------------
--------------------------------------------------------------------------------
 BANKING (23.3%)
   Turkiye Garanti Bankasi                   322,948,000                   5,482
   Turkiye Is Bankasi                        157,682,000                   7,325
   Yapi Ve Kredi Bankasi                     772,863,656                  22,095
                                                            --------------------
                                                                          34,902
                                                            --------------------
--------------------------------------------------------------------------------
 BEVERAGES & TOBACCO (8.9%)
   Ege Biracilik Ve Malt Sanayii              74,214,000                   5,503
   Erciyas Biracilik Ve Malt                  70,778,668                   3,604
   Guney Biracilik Ve Malt Sanayii           111,586,500                   4,237
                                                            --------------------
                                                                          13,344
                                                            --------------------
--------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (6.8%)
   Dogan Yayin Holding AS                    372,000,000                   7,145
   Hurriyet Gazetecilik Ve
     Matbaacilik A.S.                        103,350,000                   2,447
   Sabah Yayincilik AS                        63,600,000                     648
                                                            --------------------
                                                                          10,240
                                                            --------------------
--------------------------------------------------------------------------------
 BUILDING MATERIALS & COMPONENTS (5.6%)
   Adana Cimento                              62,113,200                   2,719
   Akcansa Cimento AS                        138,317,000                   3,398
   Goltas Goller Bolgesi Cimento
     Sanayi ve Ticaret AS                     55,600,000                   2,236
                                                            --------------------
                                                                          8,353
                                                            --------------------
--------------------------------------------------------------------------------
 BUSINESS & PUBLIC SERVICES (4.9%)
   Dogan Sirketler Grubu
     Holding AS                              253,743,800                   7,368
                                                            --------------------
--------------------------------------------------------------------------------
 ELECTRICAL & ELECTRONICS (2.0%)
   Alcatel Teletas Telekomunikasyon
     Endustri ve Ticaret AS                   12,708,000                   3,065
                                                            --------------------
--------------------------------------------------------------------------------
 ELECTRONIC COMPONENTS, INSTRUMENTS (1.4%)
   Sarkuysan Elektrolitik Bakir
      Sanayi ve Ticaret AS                    50,100,000                   2,104
                                                            --------------------
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.3%)
   Alarko Holding                             46,135,000                   3,462
                                                            --------------------
--------------------------------------------------------------------------------
 FOOD & HOUSEHOLD PRODUCTS (2.0%)
   Usas Ucak Servisi AS                          996,000                   2,919
                                                            --------------------
--------------------------------------------------------------------------------
 INDUSTRIAL COMPONENTS (0.9%)
   Brisa Bridgestone Sabanci
     Lastik San. Ve Tic AS                    21,373,000                   1,375
                                                            --------------------
--------------------------------------------------------------------------------
 INSURANCE (6.7%)
   Aksigorta AS                              391,359,000                   9,965
                                                            --------------------
--------------------------------------------------------------------------------
 MERCHANDISING (5.8%)
   Carsi Buyuk Magazacilik AS                 21,382,000                   2,560
   Migros Turk TAS                             7,892,000                   6,134
                                                            --------------------
                                                                           8,694
                                                            --------------------
--------------------------------------------------------------------------------
 METALS -- NON FERROUS (0.8%)
   Izmir Demir Celik Sanayi AS               136,760,000                   1,148
                                                            --------------------
--------------------------------------------------------------------------------
 METALS -- STEEL(2.0%)
   Eregli Demir Ve Celik
     Fabrikalari TAS                          69,650,000                   2,925
                                                            --------------------
--------------------------------------------------------------------------------
 MISC. MATERIALS & COMMODITIES (1.6%)
   Trakya Cam Sanayii AS                     147,914,122                   2,431
                                                            --------------------
--------------------------------------------------------------------------------
 REAL ESTATE (0.9%)
   Yapi Kredi Koray Gayrimenkul
     Yatirim Ortakligi AS                    109,900,000                   1,296
                                                            --------------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS(3.6%)
   Netas Northern Electric
     Telekomunikasyon AS                      46,907,000                   5,364
                                                            --------------------
--------------------------------------------------------------------------------
 UTILITIES  ELECTRICAL & GAS(4.7%)
   Aygaz AS
   Cukurova Elektrik AS                       37,397,000                   4,878
                                               1,799,000                   2,154
                                                            --------------------
                                                                           7,032
                                                            --------------------
--------------------------------------------------------------------------------
 TOTAL TURKISH COMMON STOCKS
    (Cost U.S.$77,797)                                                   146,945
                                                            --------------------
--------------------------------------------------------------------------------


                                       6

                                                    FACE
                                                  AMOUNT                  VALUE
                                                   (000)                  (000)
--------------------------------------------------------------------------------
     SHORT-TERM INVESTMENT(1.1%)
--------------------------------------------------------------------------------
     REPURCHASE AGREEMENT(1.1%)
       Chase Securities, Inc.,
         5.55%, dated 01/31/00,
         due 02/01/00, to be
         repurchased at
         U.S.$1,676,
         collateralized by
         U.S.$1,385 U.S.Treasury
         Bond 8.50%, due
         02/15/20, valued at
         U.S.$1,710 (Cost
         U.S.$1,676)                        U.S. $ 1,676    U.S. $         1,676
                                                            --------------------
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS(99.3%)
       (Cost U.S.$79,473)                                                148,621
                                                            --------------------
--------------------------------------------------------------------------------
                                                  AMOUNT                 AMOUNT
                                                   (000)                  (000)
--------------------------------------------------------------------------------
     OTHER ASSETS AND LIABILITIES (0.7%)
       Other Assets                         U.S. $11,920
       Liabilities                               (10,852)                 1,068
                                            ------------    --------------------
--------------------------------------------------------------------------------
     NET ASSETS (100%)
      Applicable to 6,564,681 issued and outstanding
        U.S. $0.01 par value shares (30,000,000 shares
        authorized)                                         U.S. $       149,689
                                                            --------------------
                                                            --------------------
--------------------------------------------------------------------------------
     NET ASSET VALUE PER SHARE                              U.S. $         22.80
                                                            --------------------
                                                            --------------------
--------------------------------------------------------------------------------
     January 31, 2000 exchange rate -- Turkish Lira (TRL)
          559,660 = U.S.$1.00


                                       7